UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

____________

FORM 8-K/A

Amendment No. 3

CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) November 30, 2011

MEDISWIPE INC.

(Exact name of registrant as specified in its charter)

Delaware	(000-1321002 )	20-8484256
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

477 South Rosemary Avenue Suite 202 West Palm Beach, Fl. 33401

(Address of principal executive offices, including zip code)

(561) 296-6393

(Registrant's telephone number, including area code)

________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD-LOOKING STATEMENTS UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995:

This Current Report contains forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements concerning plans, objectives, goals, strategies, future events or performance, and underlying assumptions and other statements that are other than statements of historical facts. These statements are subject to uncertainties and risks including, but not limited to, demand and acceptance of services, changes in governmental policies and regulations, economic conditions, the impact of competition and pricing, and other risks defined in this document and in statements filed from time to time with the Securities and Exchange Commission (the “SEC”). All such forward-looking statements, whether written or oral, and whether made by or on behalf of the Company, are expressly qualified by the cautionary statements and any other cautionary statements which may accompany the forward-looking statements. In addition, the Company disclaims any obligation to update any forward-looking statements to reflect events or circumstances after the date hereof.

ITEM 4.01 CHANGE IN REGISTRANT’S CERTIFYING ACCOUNTANT

On November 30, 2011 MediSwipe, Inc. (the “Company”) auditor, Malcolm Pollard (“Pollard”) withdrew its registration with the Public Company Accounting Oversight Board (“PCOAB”), due to his retirement from his accounting practice.

On March 27, 2012 the Company’s board of directors approved engaged D. Brooks and Associates CPA’s, P.A., (“DBrooks”) as its independent registered public accounting firm to audit its financial statements for the year ended December 31, 2011. The Company does not have an audit committee. From November 30, 2011 to March 27, 2012 Pollard performed no audit or review services for the Company.

During Company's two most recent fiscal years ended December 31, 2010 and 2009, the Company did not consult DBrooks with respect to any of the matters described in Item 304(a)(2) of Regulation S-K.

Pollard’s audit report regarding the Company's financial statements for the fiscal years ended December 31, 2010 and 2009 contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to the uncertainty, audit scope or accounting principles, except that its audit reports for such fiscal years contained a going concern qualification.

The Company and Pollard have not, during the fiscal years ended December 31, 2009 and 2010, and through November 30, 2011, had any disagreement on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to Pollard’s satisfaction, would have caused Pollard to make reference to the subject matter of the disagreement in connection with its reports.

During the fiscal years ended December 31, 2010 and 2009, and through November 30, 2011 Pollard had not advised the Company of any of the enumerated items described in Item 304(a)(1)(v) of Regulation S-K.

The Company has made several attempts to contact and requested that Pollard furnish an exhibit 16 letter addressed to the SEC stating whether or not Pollard agrees with the statements made in this 8-K.  Pollard has declined to provide such letter. It is the Company’s position that Pollard has not furnished the requested Exhibit 16 letter due to a dispute in fees and is unrelated to any disagreement on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

The Company has not consulted with DBrooks in regard to the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the company’s financial statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDISWIPE INC.

By:	/s/ B. Michael Friedman
Name:	B. Michael Friedman
Title:	Chief Executive Officer

Dated:	8/8/2012